360 FUNDS

Stringer Tactical Adaptive Risk Fund (the “Fund”)
Class A Shares (Ticker Symbol: SRGAX)
Class C Shares (Ticker Symbol: SRGCX)
Institutional Class Shares (Ticker Symbol: SRGIX)

Supplement dated January 22, 2026
To the Fund’s
Prospectus and Statement of Additional Information (“SAI”)
dated June 27, 2025

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Stringer Tactical Adaptive Risk Fund, which became effective on January 20, 2026.

Stringer Asset Management, LLC (the “Adviser”), the Fund’s investment adviser, will be acquired (the “Transaction”), resulting in the automatic termination of its Investment Advisory Agreement with the Fund under the terms of the agreement and the Investment Company Act of 1940 on or about January 29, 2026 (the “Termination Date”). The Adviser informed the Board that it no longer wished to continue advising the Fund following the Transaction. Given the expected termination of Stringer’s Investment Advisory Agreement, the absence of a successor adviser, and the Fund’s current asset level, management has recommended, and the Board has concluded, that it is in the best interest of the shareholders to liquidate the Fund. The Fund is expected to liquidate at the close of business on February 23, 2026 (the “Liquidation Date”).

Before the Termination, Stringer will liquidate the Fund’s portfolio securities, leaving the Fund to hold only cash and cash equivalents pending the final liquidating distribution to shareholders, and reimburse the Fund for any accrued expenses covered by the Expense Limitation Agreement. During the period between the Termination Date and the Liquidation Date, the Fund will not have an investment adviser. However, because the Fund will be holding only cash pending distribution, no active portfolio management will be required. The Trust’s officers and administrator will continue to oversee the orderly wind-up of the Fund during this period.

Effective immediately, the Fund is closed to new and subsequent investments. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

Before the Liquidation Date, shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

You should read this Supplement in conjunction with the Prospectus and SAI dated June 27, 2025, each as may be amended from time to time, which provide information that you should know about the Fund. These documents are available upon request and without charge by calling the Fund at (877) 244-6235 or at the Fund’s website at www.stringeramfunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE